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                                  SCHEDULE 13D

CUSIP No. 759351109                                                Page 16 of 24

                                                                       Exhibit 9

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(l)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Amendment No. 11 to Schedule 13D, to which this exhibit is attached, is filed on his or her behalf.

Dated:   February 11, 2005


                                 METLIFE, INC.


                                 By: /s/ Anthony J. Williamson
                                     -------------------------------------------
                                     Name:   Anthony J. Williamson
                                     Title:  Senior Vice-President and Treasurer



                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By: /s/ Anthony J. Williamson
                                     -------------------------------------------
                                     Name:   Anthony J. Williamson
                                     Title:  Senior Vice-President and Treasurer

                                 GENAMERICA FINANCIAL, LLC


                                 By: Metropolitan Life Insurance Company,
                                     its Manager


                                 By: /s/ Anthony J. Williamson
                                     -------------------------------------------
                                     Name:   Anthony J. Williamson
                                     Title:  Senior Vice-President and Treasurer


                                 GENERAL AMERICAN LIFE INSURANCE COMPANY


                                 By:  /s/ Anthony J. Williamson
                                      ------------------------------------------
                                      Name:  Anthony J. Williamson
                                      Title: Senior Vice-President and Treasurer